SUPPLEMENT DATED NOVEMBER 5, 2025 TO THE CURRENT
SUMMARY PROSPECTUS, STATUTORY PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR:
Invesco Global Real Estate Income Fund
(the “Fund”)
This supplement amends the Summary Prospectus, Statutory Prospectus and Statement of Additional Information (“SAI”) of the above referenced Fund and is in addition to any other supplement(s), unless otherwise specified. You should read this supplement in conjunction with the Summary Prospectus, Statutory Prospectus and SAI and retain it for future reference.
Effective November 5, 2025:
1. The following information replaces in its entirety the information appearing under the heading “Management of the Fund” in the prospectuses:
Investment Adviser: Invesco Advisers, Inc. (Invesco or the Adviser)
Portfolio Managers	Title	Length of Service on the Fund
PingYing Wang, PhD, CFA	Portfolio Manager (Lead)	2012

Kevin Collins	Portfolio Manager	2024

Chris Faems, CFA	Portfolio Manager	2025

Grant Jackson, CFA	Portfolio Manager	2018

2. The following information replaces in its entirety the information appearing under the heading “Fund Management – The Adviser(s)” in the Statutory Prospectus:
Invesco serves as the Fund’s investment adviser. The Adviser manages the investment operations of the Fund as well as other investment portfolios that encompass a broad range of investment objectives, and has agreed to perform or arrange for the performance of the Fund’s day-to-day management. The Adviser is located at 1331 Spring Street N.W., Suite 2500, Atlanta, Georgia 30309. The Adviser, as successor in interest to multiple investment advisers, has been an investment adviser since 1976.
Sub-Advisers. Invesco has entered into one or more Sub-Advisory Agreements with certain affiliates to serve as sub-advisers to the Fund (the Sub-Advisers). Invesco may appoint the Sub-Advisers from time to time to provide discretionary investment management services, investment advice, and/or order execution services to the Fund. The Sub-Advisers and the Sub-Advisory Agreements are described in the SAI.
3. The following information replaces in its entirety the information appearing under the heading “Fund Management – Portfolio Managers” in the Statutory Prospectus:
The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:
▪
PingYing Wang, PhD, CFA, Portfolio Manager (Lead), who has been responsible for the Fund since 2012 and has been associated with Invesco and/or its affiliates since 1998.
▪
Kevin Collins, Portfolio Manager, who has been responsible for the Fund since 2024 and has been associated with Invesco and/or its affiliates since 2007.
▪
Chris Faems, CFA, Portfolio Manager, who has been responsible for the Fund since 2025 and has been associated with Invesco and/or its affiliates since 2006.
▪
Grant Jackson, CFA, Portfolio Manager, who has been responsible for the Fund since 2018 and has been associated with Invesco and/or its affiliates since 2005.
The lead or co-lead portfolio manager generally has final authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which the lead or co-lead portfolio manager may perform these functions, and the nature of these functions, may change from time to time.
More information on the portfolio managers may be found at www.invesco.com/us. The website is not part of this prospectus.
The Fund’s SAI provides additional information about the portfolio managers’ investments in the Fund, a description of the compensation structure and information regarding other accounts managed.
GREI-SUMSTATSAI-SUP 110525

4. The following information is added after the table under “PORTFOLIO MANAGER(S) — PORTFOLIO MANAGER FUND HOLDINGS AND INFORMATION ON OTHER MANAGED ACCOUNTS — INVESTMENTS” in Appendix H of the Fund’s SAI:
Chris Faems began serving on Invesco Global Real Estate Income Fund as a portfolio manager of the Fund effective November 5, 2025. As of August 31, 2025, Mr. Faems did not beneficially own any shares of the Fund.
5. The following information is added after the table under “PORTFOLIO MANAGER(S) — PORTFOLIO MANAGER FUND HOLDINGS AND INFORMATION ON OTHER MANAGED ACCOUNTS — ASSETS MANAGED” in Appendix H of the Fund’s SAI:
Chris Faems began serving on Invesco Global Real Estate Income Fund as a portfolio manager of the Fund effective November 5, 2025. As of August 31, 2025, Mr. Faems did not manage any other registered investment companies, other pooled investment vehicles or other accounts.
6. James Cowen no longer serves as a Portfolio Manager of the Fund. Accordingly, all references related to Mr. Cowen are hereby removed from the Fund’s Summary Prospectus, Statutory Prospectus and SAI.
7. All references to Invesco Asset Management Limited are removed from the Fund’s Summary Prospectus, Statutory Prospectus and, with respect to the Fund only, SAI.
GREI-SUMSTATSAI-SUP 110525